Vanguard Variable Insurance Fund - Balanced Portfolio

Supplement to the Prospectus and Summary Prospectus

Important Change to Vanguard Variable Insurance Fund - Balanced
Portfolio

Effective June 30, 2019, John C. Keogh will retire from Wellington Management
Company LLP and will no longer serve as a portfolio manager for Vanguard
Variable Insurance Fund - Balanced Portfolio.

Edward P. Bousa, Loren L. Moran, and Michael E. Stack, who currently serve as portfolio managers with Mr. Keogh, will remain as the portfolio managers of the
Portfolio upon Mr. Keogh's retirement. The Portfolio's investment objective, strategies, and policies will remain unchanged.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.	PS 64A 082018

Vanguard Variable Insurance Funds

Supplement to the Statement of Additional Information

Important Change to Vanguard Variable Insurance Fund - Balanced Portfolio

Effective June 30, 2019, John C. Keogh will retire from Wellington Management Company LLP and will no longer serve as a portfolio manager for Vanguard Variable Insurance Fund - Balanced Portfolio.

Edward P. Bousa, Loren L. Moran, and Michael E. Stack, who currently serve as portfolio managers with Mr. Keogh, will remain as the portfolio managers of the Portfolio upon Mr. Keogh's retirement. The Portfolio's investment objective, strategies, and policies will remain unchanged.

© 2018 The Vanguard Group, Inc. All rights reserved.
Vanguard Marketing Corporation, Distributor.
SAI 64D 082018